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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT


         We, the signatories of Amendment 4 to the statement on Schedule 13D filed with respect to the Common Stock of Pride International, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.


         Dated:  March 5, 2002.

                                    FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                                    By: First Reserve GP VII, L.P., its General
                                         Partner

                                        By:  First Reserve Corporation,
                                              its General Partner



                                        By:  /s/ Thomas R. Denison
                                             ----------------------------------
                                             Name:   Thomas R. Denison
                                             Title:  Managing Director



                                    FIRST RESERVE FUND VIII, L.P.

                                    By: First Reserve GP VIII, L.P., its General
                                         Partner,

                                        By: First Reserve Corporation
                                            its General Partner


                                        By:  /s/ Thomas R. Denison
                                             ----------------------------------
                                             Name:   Thomas R. Denison
                                             Title:  Managing Director


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                                     FIRST RESERVE FUND IX, L.P.

                                     By: First Reserve GP IX, L.P., its General
                                          Partner,

                                         By: First Reserve GP IX, Inc., its
                                               General Partner


                                         By:  /s/ Thomas R. Denison
                                              ----------------------------------
                                              Name:   Thomas R. Denison
                                              Title:  Managing Director



                                     FIRST RESERVE GP VII, L.P.

                                     By: First Reserve Corporation,
                                           its General Partner



                                         By:  /s/ Thomas R. Denison
                                              ----------------------------------
                                              Name:   Thomas R. Denison
                                              Title:  Managing Director



                                     FIRST RESERVE GP VIII, L.P.

                                     By: First Reserve Corporation, its General
                                           Partner



                                         By:  /s/ Thomas R. Denison
                                              ----------------------------------
                                              Name:   Thomas R. Denison
                                              Title:  Managing Director


                                     FIRST RESERVE GP IX, L.P.

                                     By: First Reserve GP IX, Inc., its General
                                           Partner



                                         By:  /s/ Thomas R. Denison
                                              ----------------------------------
                                              Name:   Thomas R. Denison
                                              Title:  Managing Director


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                                     FIRST RESERVE CORPORATION



                                         By:  /s/ Thomas R. Denison
                                              ----------------------------------
                                              Name:   Thomas R. Denison
                                              Title:  Managing Director



                                     FIRST RESERVE GP IX, INC.



                                         By:  /s/ Thomas R. Denison
                                              ----------------------------------
                                              Name:   Thomas R. Denison
                                              Title:  Managing Director